Exhibit 99.2

© PlayUp 2022 1 A NEW ERA OF ONLINE BETTING SEPTEMBER 2022

DISCLAIMER © PlayUp 2022 2 DISCLAIMER This Presentation has been prepared by IG Acquisition Corp. (“IGAC”) and PlayUp Limited (“PlayUp”) in relation to the Transaction (described below). GENERAL This Presentation is not, and does not constitute, an offer, solicitation, invitation or recommendation for the sale or purchase of securities or any other financial product, or a solicitation of any vote or approval in connection with the Transaction (a nd neither this Presentation nor any of the information contained herein shall form the basis of any contract or commitment), and has been prepared solely for informational purposes. The information contained in this presentation (the “Presentation”) has been prepared to assist interested parties in making their own evaluation with respect to (i) the proposed transaction (the “Transaction”) between IGAC and PlayUp, and for no other purpose. This Presentation is not a prospectus, product disclosure statement or any other offering or disclosure document under Australian law(and will not be lodged with the Australian Securities and Investments Commission (“ASIC”)) or any other law. This Presentation is subject to updating, completion, revision, verification and further amendment. None of IGAC, PlayUp, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. This Presentation contains summary information and statements about PlayUp, IGAC and their respective subsidiaries and activities; which are current as at the date of this Presentation. The information contained herein is of a general background nature and does not purport to be exhaustive, all - inclusive or complete. For example, it does not contain all of the information that may be required to make a full analysis of PlayUp or the Transaction, nor does it purport to contain all of the information that an investor may require in evaluating a possible investment in PlayUp or IGAC, nor does it contain all of the information which would be required to be disclosed in a prospectus, product disclosure statement or any other offering or disclosure document under Australian law (and will not be lodged with ASIC) or any other law. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice (including financial product advice), and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. In preparing this Presentation, PlayUp and IGAC has not considered the investment objectives, financial position or needs of any particular recipients. Each recipient should make its own enquiries and investigations regarding any investment and in relation to all information in this Presentation (including but not limited to the assumptions, uncertainties and contingencies which may aff ect future operations of PlayUp or IGAC and the values and the impact that different future outcomes may have on PlayUp or IGAC) and, before making any investment decisions, should consider the appropriateness of the information having regard to their own investment objectives, financial situation and needs. No representations or warranties, express or implied, are given in, or in respect of, this Presentation (including in relation to the currency, accuracy, reliability, fairness or completeness of the information, opinions or conclusions in this Presentation; whether made by PlayUp or IGAC, or both). IGAC and PlayUp are not licensed to provide financial product advice in respect of an investment in securities, and do not purport to give advice of any nature. An investment in PlayUp securities is subject to known and unknown risks, some of which are beyond the control of PlayUp and its directors, including possible loss of income and principal invested. PlayUp does not guarantee any particular return or the performance of PlayUp, nor does it guarantee any particular tax treatment. Further information about the Transaction (including key risks for PlayUp shareholders) will be provided by PlayUp to PlayUp shareholders in due course, in the form of an explanatory statement (as that term is defined in section 412 of the Corporations Act 2001( Cth) (Corporations Act)) and notice of meeting (Scheme Booklet). The Scheme Booklet will also include or be accompanied by an independent expert's report that will opine on whether the Transaction is in the best interest of PlayUp shareholders.

DISCLAIMER © PlayUp 2022 3 FORWARD - LOOKING STATEMENTS This Presentation contains forward - looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward - looking statements by the following words: “positioned, ” “build,” “likely,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward - looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward - looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward - looking statements in this Presentation include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the proposed transaction; the listing of the shares of a newly formed Irish publicly listed company that will be the parent of IGAC and PlayUp (“Parent”); the amount and use of the proceeds of the proposed transaction; Parent’s future growth and innovations; the market size for digital betting and Parent’s ability to capture a share of that market; the ability of Parent to expand its market reach, including its ability to obtain new licenses and meet regulatory suitability requirements; the initial market capitalization of Parent; the amount of funds available in IGAC’s trust account as a result of stockholder redemptions or otherwise; the anticipated benefits of the proposed transaction; the future financial condition and performance of PlayUp and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance); the satisfaction of closing conditions to the Transaction; the level of redemptions of IGAC’s public stockholders; and the products and markets and expected future performance and market opportunities of PlayUp. We cannot assure you that the forward - looking statements in this Presentation will prove to be accurate. These forward - looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties, and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in IGAC’s Annual Report on Form 10 - K, filed with the SEC on March 25, 2022, and in the proxy statement/prospectus to be filed by Parent in connection with the proposed transaction, and other filings with the SEC, as well as factors associated with companies, such as PlayUp, that are engaged in digital betting, including anticipated trends, growth rates and challenges in those businesses and in the markets in which they operate; variations in operating performance across competitors, changes in laws and regulations affecting PlayUp's business and changes in the combined capital structure; the ability to complete the proposed transaction due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the definitive transaction agreement in respect of the transaction or otherwise; the occurrence of any event that could give rise to the termination of the definitive transaction agreement; the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of IGAC’s securities; the risk that the Transaction may not be completed by IGAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by IGAC; the lack of a third party valuation in determining whether or not to pursue the Transaction; risks related to the uncertainty of the forecasted financial information; the outcome of any legal proceedings that may be instituted against IGAC, PlayUp, or Parent related to the definitive transaction agreement or the proposed transaction; risks related to the performance of PlayUp’s business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of PlayUp’s products; the effects of competition on PlayUp’s business; costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; the risk that PlayUp will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the amount of redemption requests made by IGAC’s public stockholders; the risk that PlayUp may never achieve or sustain profitability; volatility in the price of IGAC’s securities; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; the risk that Parent’s securities will not be approved for listing on the Nasdaq or, if approved, maintain the listing; the ability of PlayUp to receive approval from regulators to access markets in jurisdictions where PlayUp is currently not approved to conduct business; the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities; current and future conditions in the global economy, including as a result of the impact of the effects of the COVID - 19 pandemic; demand for PlayUp’s gaming technology does not grow as expected; the ability of PlayUp to retain existing customers and attract new customers; the potential inability of PlayUp to manage growth effectively; the potential inability of PlayUp’s technology to achieve results; risks related to forecasting; the enforceability of PlayUp’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive industry in which PlayUp operates. Furthermore, if the forward - looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forwa rd - looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that Parent, IGAC or PlayUp will achieve our objectives and plans in any specified time frame, or at all. The forward - looking statements in this Presentation represent our views as of the date of this Presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forwa rd - looking statements as representing our views as of any date subsequent to the date of this Presentation.

DISCLAIMER © PlayUp 2022 4 FINANCIAL INFORMATION Any “pro forma” financial data included herein has not been prepared in accordance with Article 11 of Regulation S - X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S - X compliant pro forma financial statements of PlayUp to be included in the Registration Statement of Form F - 4 to be filed with the SEC by Parent in connection with the Transaction (when available). Investors should note that this information has not been audited and is based on management estimates and not on financial statements prepared in accordance with applicable statutory requirements. Accordingly, investors should treat this information with appropriate caution. PlayUp prepares audited financial information. However, investors should note that this Presentation contains unaudited financial information for PlayUp that has been prepared by PlayUp management (for the historical period ending June 30, 2022 unless otherwise stated) and PlayUp does not take any responsibility for it. A number of figures, amounts, percentages, estimates, calculations of value and fractions in this Presentation are subject to the effect of rounding. Accordingly, the actual calculation of these figures may differ from the figures set out in this Presentation. USE OF NON - IFRS FINANCIAL MEASURES This Presentation includes certain forward - looking non - IFRS financial measures. These non - IFRS measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with IFRS and should not be c o n s i d e e d r as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS or as an alternative to cash flows from operating activities as a measure of our liquidity. Not all of the information necessary for a quantitative reconciliation of these non - IFRS financial measures to the most directly comparable IFRS financial measures is available without unreasonable efforts at this time. PlayUp believes that these non - IFRS measures of financial results provide useful supplemental information about PlayUp. PlayUp’s management uses these non - IFRS to evaluate PlayUp’s financial and operating performance. However, there are a number of limitations related to the use of these non - IFRS measures and their nearest IFRS equivalents. For example, other companies may calculate non - IFRS measures differently or may use other measures to calculate their financial performance, and therefore PlayUp’s non - IFRS measures may not be directly comparable to similarly titled measures of other companies. Investors are cautioned, therefore, not to place undue reliance on any non - IFRS financial measures included in this Presentation. INDUSTRY AND MARKET DATA This Presentation has been prepared by PlayUp and includes market data and other statistical information from third - party sources. Although IGAC and PlayUp believes these third - party sources are reliable as of their respective dates, there is no assurance that any of the forecasts referred to will be achieved, and none of IGAC, PlayUp, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on PlayUp’s good faith estimates, which are derived from both internal sources and the third - party sources described above. None of IGAC, PlayUp, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information.

DISCLAIMER © PlayUp 2022 5 IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT A full description of the terms of the transaction will be provided in a registration statement on Form F - 4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by Parent, which registration statement will include a prospectus with respect to Parent’s securities to be issued in connection with the transaction and a proxy statement with respect to the stockholder meeting of IGAC to vote on the transaction. Parent and IGAC urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about Parent, IGAC, PlayUp Limited, and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of IGAC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form F - 4 — including the proxy statement/prospectus and other documents filed with the SEC without charge — by directing a request to: Parent and IGAC at 251 Park Avenue South, 8 th Floor New York, NY 10010 or via email at info@igacquisition.com . The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website ( www.sec.gov ). PARTICIPANTS IN SOLICITATION Parent, IGAC, PlayUp Limited and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of IGAC’s stockholders in respect of the transaction. Information about the directors and executive officers of IGAC is set forth in IGAC’s filings with the SEC. Information about the directors and executive officers of Parent, PlayUp Limited and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to IGAC’s stockholders in connection with the proposed transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available. NO OFFER OR SOLICITATION This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to Parent, IGAC, or PlayUp Limited, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of PlayUp or IGAC or their respective affiliates used herein are trademarks, service marks, or registered trade names of PlayUp or IGAC, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and thei r use is not alone intended to, and does not alone imply, a relationship with PlayUp or IGAC, or an endorsement or sponsorship by or of PlayUp or IGAC. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that PlayUp, IGAC or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

LEADERSHIPTEAM PRODUCT & VISION MARKET SIZE AND ACCESS THE PLAYUP JOURNEY TRANSACTION OVERVIEW APPENDIX © PlayUp 2022 6 KEY POINTS OF DISCUSSION

DANIEL SIMIC Chief Executive Officer - PlayUp MIC COSTA Chief Technology Officer - PlayUp BRADLEY TUSK Chairman - IGAC + CHRISTIAN GOODE Chief Executive Officer - IGAC GAMING TECHNOLOGY LEADERS U.S. GAMING INVESTORS & OPERATORS DYNAMIC PARTNERSHIP TO LAUNCH THE NEXT ERA OF ONLINE BETTING © PlayUp 2022 7

THE PRODUCT & VISION THE ONLINE BETTING MARKET IS CROWDED AND COMPETITIVE. THE PLATFORM THAT CAN OFFER CONSUMERS ANY TYPE OF GAMING THEY WANT (SPORTS BETTING, FANTASY, ESPORTS, RACING, VIRTUALS, LOTTERY, CASINO SLOTS & TABLE GAMES) FROM ONE APP, ONE ACCOUNT & ONE WALLET , ANYWHERE IN THE WORLD WHERE IT'S LEGAL, WILL WIN . IGAC BELIEVES PLAYUP IS CLOSER TO ACHIEVING THIS VISION MORE THAN ANYONE.

MODERN TECHNOLOGY New in - house built, proprietary betting platform SPORTSBOOK DAILY FANTASY SPORTS SLOTS HORSE RACING THE PLAYUP PLATFORM TODAY © PlayUp 2022 9 One App | One Account | One Profile | One Digital Wallet Many Products | Fixed Odds | Fixed Entry Pools | Pari – Mutuel | Peer to Peer MULTI CURRENCY Cash & Cryptocurrencies

MULTIPLE PRODUCTS Any kind of betting you want from sports betting, fantasy, esports, racing, virtuals, lottery, casino slots & table games GLOBAL GAMING Participate anywhere in the world where its legal ONE ACCOUNT Seamlessly move between products and bet from the same digital wallet DEVELOPER STUDIO Access PlayUp's API architecture and leverage market access to launch your own products across the globe B2B REVENUE MODEL Additional revenue model where developers promote their products within the PlayUp Ecosystem © PlayUp 2022 10 THE PLATFORM FOR THE FUTURE FIRST OF ITS KIND! ONE APP All the excitement you need packaged into one app

THE PLAYUP DIFFERENCE



TRADITIONAL PLATFORMS*

- Sports, Racing & iGaming
- Fixed Entry Pools
- Cash Currencies (Pay to Play)
- User Incentives & Loyalty Rewards
- News, Statistics & Information

- Sport & Racing – Fixed & Pari-Mutuel
- Fantasy Sports – Seasonal & Daily
- iGaming – Casino Slots, Table etc.
- Lotteries and Jackpots
- BetSwap - Bet Auctioning
- Innovative Hybrid & Custom Games including AR and VR
- Cash and Crypto Currencies (Pay to Play)
- Freemium Model (Free to Play)
- Social Interaction & Functionality
- Data Science (Algorithmic, Machine Learning, Artificial Intelligence)
- Advanced CRM & Data Mining
- User Generated Content
- Blockchain enabled (Crypto, NFT, Web 3.0)
- B2B Developer Studio & Promotion Model
- Global Licensing & Compliance



FANTASY
BETTING
AGC
RACEBOOK
prosper ESPORTS
SLOTS+
9:41
PLAYUP
$109.75
PlayUp
Draftstars
Prosper
Racestars
Golf
Slots+
Lotto+
Casino
Sweepstakes
Table Games
Draftstars
Fantasy - Play Fun or Cash
Casino
Play & Win
Events & Promotions
MOST RECENT
LIVE
Lobby

© PlayUp 2022

*A generalization of existing platforms

11

MARKET SIZE & ACCESS

0 5 10 15 20 25 2030E 2020 2021 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E Sports Betting Casinos Poker Bingo Others © PlayUp 2022 13 11.9% U.S. MARKET CAGR 2020 - 2030 (1) IT’S NOT JUST ABOUT SPORTS BETTING! $8.7B $9.5B U.S. TOTAL ONLINE GAMBLING MARKET SIZE (1) SOURCE: U.S. SPORTS BETTING OUTLOOK • MARCH 2022, WWW.GRADVIEWRESEARCH.COM U.S. Online Gambling Market (1) Size, by type 2020 - 2030 (USD Billion)

U.S. REGULATORY FRAMEWORK – SPORTS BETTING

PLAYUP

U.S. REGULATED SPORTS BETTING OUTLOOK:


WA*
OR*
CA
ID
NV*
MT
WY*
UT
AZ*
CO*
NM*
ND*
SD*
NE
KS
OK
TX
MN
IA
MO
AR
LA*
WI*
IL
MS*
MI*
IN
KY
TN
AL
OH
WV
GA
FL^
PA
VA
NC*
SC
NY*
VT
ME
NH
MA
RI
CT
NJ
DE
MD
AK
HI
SPORTS BETTING OPERATIONAL
SPORTS BETTING AUTHORIZED BUT NOT YET OPERATIONAL
OTHER

STATE	RETAIL	ONLINE
AZ	●	●
AR	●	●
CO	●	●
CT	●	●
DC	●	●
DE	●	
FL		
IL	●	●
IN	●	●
IA	●	●
KS	●	●
LA	●	●
ME	●	●
MD	●	●
MA	●	●
MI	●	●
MS	●	
MT	●	
NE	●	
NV	●	●
NH	●	●
NM	●	
NJ	●	●
NY	●	●
NC	●	
ND	●	
OH	●	●
OR	●	●
PA	●	●
RI	●	●
SD	●	
TN		●
VA	●	●
WA	●	
WV	●	●
WI	●	
WY		●

*STATE IN WHICH TRIBAL SPORTS BETTING IS OPERATIONAL ^A FEDERAL COURT HAS DEEMED THE STATE'S TRIBAL COMPACTS IN VIOLATION OF FEDERAL INDIAN GAMING LAW. PENDING THE OUTCOME OF AN APPEAL OF THIS DECISION, SPORTS BETTING IS NEITHER LEGAL NOR OPERATIONAL IN FLORIDA SOURCE: EILERS & KREJCIK GAMING

© PlayUp 2022
14

PLAYUP U.S. MARKET ACCESS

PLAYUP


WA
MT
ND
MN
OR
ID
SD
WI
MI
WY
IA
NE
IL
IN
OH
PA
NJ
NV
UT
CO
KS
MO
KY
WV
VA
MD
DE
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
AK
HI
ME
VT
NH
MA
NY
RI
CT

STATE	SERVICE	EXPECTED TO GO LIVE*
COLORADO	SPORTS BOOK	LIVE
NORTH DAKOTA (1)	PARI-MUTUEL	LIVE
NEW JERSEY	SPORTS BOOK	LIVE
	IGAMING	2023
INDIANA	SPORTS BOOK	2023
	IGAMING*	PENDING
IOWA	SPORTS BOOK	2023
	IGAMING*	PENDING
PENNSYLVANIA	IGAMING	2024
OHIO	SPORTS BOOK	2023
ARIZONA	SPORTS BOOK	2024
TEXAS	SPORTS BOOK	PENDING
ILLINOIS	SPORTS BOOK	PENDING
LOUISIANA	SPORTS BOOK	PENDING
	IGAMING	PENDING
MISSISSIPPI	SPORTS BOOK	PENDING
	IGAMING	PENDING
MISSOURI	SPORTS BOOK	PENDING
	IGAMING	PENDING
WEST VIRGINIA	SPORTS BOOK	PENDING
	IGAMING	PENDING
VIRGINIA	SPORTS BOOK	PENDING
MARYLAND	SPORTS BOOK	PENDING
	IGAMING	PENDING

*SUBJECT TO REGULATION APPROVAL
(1) COVERS PARI-MUTUEL ACCESS FOR 37 STATES

© PlayUp 2022
15

Australia & NZ: Sportsbook, Fantasy & Racebook Live India: Fantasy (Crypto) Live USA: Sportsbook & Racebook Live (1) Anticipated going live in 2023 (1) PLAYUP GLOBAL PRESENCE (1) © PlayUp 2022 16

THE PLAYUP JOURNEY

OUR JOURNEY

PLAYUP

DEVELOP & LAUNCH — 2014 - 2017

- Fantasy Sports Platform is developed in-house and launched as Free to Play then Pay to Play in Australian and Indian Market.
- Expands into online sports betting and racing after securing a prestigious bookmakers license from Northern Territory Racing Commission.

M&A — 2018

- Acquires promising tier-2 online wagering operators: ClassicBet, BestBet, betting.club, Madbookie, Topbetta.
- Also acquires Australia's largest DFS operator, Draftstars.

CONSOLIDATE — 2019

- Amalgamates brands and consolidates businesses to achieve operational efficiencies, cost savings and economies of scale.
- Begins trading as a consolidated group under the brand 'PlayUp' for Wagering and 'Draftstars' for Fantasy.

SOLIDIFY — 2020

- PlayUp builds on its foundations and solidifies its brand, business model and growth strategy.
- PlayUp begins development of a next generation technology platform for all types of betting products.
- PlayUp acts on its opportunity to enter the nascent U.S. Sports betting market.

U.S. EXPANSION — 2021

- PlayUp launches sports betting in Colorado and New Jersey.
- PlayUp secures market access in several other U.S. States.

GLOBAL GROWTH — 2022 & BEYOND

- PlayUp launches its next generation proprietary platform.
- PlayUp aggressively continues to grow its U.S. market access footprint which includes several major U.S. states.
- PlayUp Limited and IG Acquisition Corp. (NASDAQ: IGAC), agree to merge valuing PlayUp at $350m.
- PlayUp continues investing in its proprietary technology to build the first fully integrated betting technology platform.

© PlayUp 2022
18

15 10 5 0 20 25 30 35 40 FY19 FY21 FY22* GROSS REVENUE USD MILLIONS FY20 PlayUp Limited Group Revenue ACCELERATING REVENUES: REVENUE PERFORMANCE YoY USD Millions Fiscal Year end is June 30. *Estimated figures and amounts based on the 12 months to 30 June 2022 unaudited management accounts for PlayUp. $16.8M $19.8M $23.4M $36.6M 56% YoY © PlayUp 2022 19

TRANSACTION OVERVIEW

TRANSACTION OVERVIEW

PLAYUP

Key Proposed Transaction Terms

- IG Acquisition Corp. ("IGAC") is a publicly listed special purpose acquisition vehicle with over $300 million in cash
- IGAC has agreed to merge with PlayUp Limited at a pre-money enterprise value of $350 million USD
  - Represents a valuation of 9.6x FY2022E[(1)] Gross Revenue
- PlayUp management and shareholders to rollover 100% of their existing equity
- IGAC sponsor warrants to be forfeited
- Stockholders of IGAC will exchange their common stock of IGAC for ordinary shares of a newly formed public limited company incorporated in Ireland and listed on NASDAQ
- Transaction expected to close in Q1 of 2023[(2)]

Pro Forma Valuation ($ in Millions USD)

Illustrative Share Price	$10.00
Pro Forma Shares Outstanding (MM)	69.1
Pro Forma Equity Value	**$690.1**
Less: Net Cash	(290.4)*
Pro Forma Enterprise Value (EV)	**$399.7**
Pro Forma EV/FY2022E Gross Revenue ($36.6)[(1)]	10.9x[(1)]

**Held in trust assuming no redemptions less estimated transaction expenses and fees*

Illustrative Sources & Uses ($ in Millions USD)

Sources:		Uses:	
IGAC Cash in Trust[(3)]	$300.4	Cash to Company Balance Sheet	$290.4
PlayUp Shareholders Equity [(4)]	350.0	PlayUp Shareholders Equity [(4)]	350.0
IGAC Founder Equity [(5)]	39.7	IGAC Founder Equity [(5)]	39.7
		Est. Transaction Fees & Expenses	10.0
Total Sources	**$690.1**	**Total Uses**	**$690.1**

Illustrative Post-Transaction Ownership



5.8%
43.5%
50.7%
PlayUp Shareholders
SPAC Public Shareholders
SPAC Sponsor

(1) Estimated figures and amounts based on the 12 months to 30 June 2022 unaudited management accounts for PlayUp.
(2) Subject to satisfying customary closing conditions.
(3) Cash held in the trust account as of June 30, 2022. Assumes no redemptions. However, given recent trends, readers should expect that redemptions will be very high and we could experience at or near 100% redemptions.
(4) Represents total PlayUp equity value including value of outstanding vested options but excluding unvested options.
(5) Existing outstanding common shares to be cancelled and exchanged for the greater of 2.5 million shares or 5.75% of the total new company ordinary shares.

© PlayUp 2022
21

APPENDIX

KEY LEADERSHIP TEAM We have an exceptional, high quality and industry proven Leadership Team: DANIEL SIMIC Chief Executive Officer MICHAEL COSTA Chief Technology Officer BRADLEY TUSK Chairman - IGAC CHRISTIAN GOODE Chief Executive Officer - IGAC ASHLEY KERR Chief Legal Officer MICHAEL GARRARD Chief Operating Officer TONY CAINE Chief Strategy Officer GLENN MACPHERSON Chief Financial Officer MAGDALENA RUDZKA Chief Development Officer PRASHANT ARORA Chief Commercial Officer © PlayUp 2022 23

HISTORICAL FINANCIALS - CONSOLIDATED FY22 (YoY) © PlayUp 2022 24 Our historical financial performance is represented below: FINANCIAL YEAR FY19 FY20 FY21 * FY22 --- USD -- - $'m PCP% $'m PCP% $'m PCP% $'m PCP% TURNOVER 187.8 nm 197.3 5.1% 212.8 7.9% 402.7 89.2% - Gross Win 16.8 nm 19.8 17.5% 23.41298 18.2% 35.6 51.9% - Gross Win % 9.0% nm 10.0% 1.1% 11.0% 1.0% 8.8% - 2.2% Other Revenue 0.0 nm 0.0 nm 0.0 nm 1.1 nm GROSS REVENUE 16.8 nm 19.8 17.5% 23.4 18.2% 36.6 56.5% - Gross Revenue % 9.0% nm 10.0% 1.1% 11.0% 1.0% 9.1% - 1.9% Bonus Costs - 5.6 nm - 5.8 4.5% - 6.9 18.4% - 19.2 177.4% GST - 1.1 nm - 1.4 24.0% - 1.5 8.9% - 2.2 44.2% NET REVENUE 10.1 nm 12.6 24.0% 15.0 19.2% 15.3 2.0% - Net Revenue % 5.4% nm 6.4% 1.0% 7.0% 0.7% 3.8% - 3.2% COST OF SALES 4.4 nm 5.6 27.0% 6.9 21.7% 14.6 113.2% - Employment Expense 3.1 nm 3.3 8.2% 4.8 42.9% 9.6 101.8% - Marketing & Sales Expense 1.6 nm 1.3 - 13.8% 3.8 184.2% 8.5 122.8% - Product & Technology Expense 1.3 nm 1.3 0.0% 1.3 2.4% 2.0 50.4% - Administration & Other Expense 2.8 nm 2.1 - 25.6% 3.2 53.8% 6.4 98.2% TOTAL OPERATING EXPENSES 13.2 nm 13.7 3.9% 20.0 45.9% 41.1 105.7% EBITDA - 3.1 nm - 1.1 - 63.7% - 5.0 353.3% - 25.9 415.7% *Estimated figures and amounts based on the 12 months to 30 June 2022 unaudited management accounts for PlayUp.

HISTORICAL FINANCIALS - CONSOLIDATED FY22 © PlayUp 2022 25 Our historical financial performance is represented below: * FINANCIAL YEAR 2022E AU US CORP TECH TOTAL --- USD -- - $'m $'m $'m $'m $’m TURNOVER 340.8 61.8 402.7 - Gross Win 36.8 - 1.3 35.6 - Gross Win % 10.8% - 2.0% 8.8% Other Revenue 1.1 0.0 1.1 GROSS REVENUE 37.9 - 1.3 36.6 - Gross Revenue % 11.1% - 2.0% 9.1% Bonus Costs - 14.5 - 4.6 - 19.2 GST - 2.2 0.0 - 2.2 NET REVENUE 21.1 - 5.9 0.0 0.0 15.3 - Net Revenue % 6.2% - 9.5% n/a n/a 3.8% COST OF SALES 11.0 3.7 0.0 0.0 14.6 - Employment Expense 5.6 2.6 1.2 0.2 9.6 - Marketing & Sales Expense 4.2 4.3 0.0 0.0 8.5 - Product & Technology Expense 0.0 0.2 0.0 1.8 2.0 - Administration & Other Expense 1.4 2.1 2.8 0.1 6.3 TOTAL OPERATING EXPENSES 22.1 12.8 4.1 2.1 41.1 EBITDA - 1.0 - 18.6 - 4.1 - 2.1 - 25.9 *Estimated figures and amounts based on the 12 months to 30 June 2022 unaudited management accounts for PlayUp.

HISTORICAL FINANCIALS - CONSOLIDATED FY21 © PlayUp 2022 26 Our historical financial performance is represented below: FINANCIAL YEAR 2021 AU US CORP TECH TOTAL --- USD -- - $'m $'m $'m $'m $’m TURNOVER 211.7 1.1 212.8 - Gross Win 23.4 0.01 23.4 - Gross Win % 11.1% 1.2% 11.0% Other Revenue 0.0 0.0 0.0 GROSS REVENUE 23.4 0.0 23.4 - Gross Revenue % 11.1% 1.2% 11.0% Bonus Costs - 6.8 - 0.2 - 6.9 GST - 1.5 0.0 - 1.5 NET REVENUE 15.1 - 0.1 0.0 0.0 15.0 - Net Revenue % 7.1% - 13.1% n/a n/a 7.0% COST OF SALES 6.0 0.8 0.0 0.0 6.9 - Employment Expense 3.5 0.6 0.6 0.0 4.8 - Marketing & Sales Expense 2.4 1.4 0.0 0.0 3.8 - Product & Technology Expense 0.0 0.0 0.0 1.3 1.3 - Administration & Other Expense 0.9 1.2 1.0 0.0 3.2 TOTAL OPERATING EXPENSES 12.9 4.1 1.7 1.3 20.0 EBITDA 2.2 - 4.3 - 1.7 - 1.3 - 5.0

HISTORICAL FINANCIALS - CONSOLIDATED FY20 © PlayUp 2022 27 Our historical financial performance is represented below: FINANCIAL YEAR 2020 AU US CORP TECH TOTAL --- USD -- - $'m $'m $'m $'m $’m TURNOVER 197.3 197.3 - Gross Win 19.8 19.8 - Gross Win % 10.0% 10.0% Other Revenue 0.0 0.0 GROSS REVENUE 19.8 19.8 - Gross Revenue % 10.0% 10.0% Bonus Costs - 5.8 - 5.8 GST - 1.4 - 1.4 NET REVENUE 12.6 0.0 0.0 0.0 12.6 - Net Revenue % 6.4% n/a n/a n/a 6.4% COST OF SALES 5.6 0.0 0.0 0.0 5.6 - Employment Expense 2.6 0.0 0.7 0.0 3.3 - Marketing & Sales Expense 1.4 0.0 0.0 0.0 1.4 - Product & Technology Expense 0.0 0.0 0.0 1.3 1.3 - Administration & Other Expense 0.7 0.0 1.4 0.0 2.1 TOTAL OPERATING EXPENSES 10.3 0.0 2.1 1.3 13.7 EBITDA 2.3 0.0 - 2.1 - 1.3 - 1.1

HISTORICAL FINANCIALS - CONSOLIDATED FY19 © PlayUp 2022 28 Our historical financial performance is represented below: FINANCIAL YEAR 2019 AU US CORP TECH TOTAL --- USD -- - $'m $'m $'m $'m $’m TURNOVER 187.8 187.8 - Gross Win 16.8 16.8 - Gross Win % 9.0% 9.0% Other Revenue 0.0 0.0 GROSS REVENUE 16.8 16.8 - Gross Revenue % 9.0% 9.0% Bonus Costs - 5.6 - 5.6 GST - 1.1 - 1.1 NET REVENUE 10.1 0.0 0.0 0.0 10.1 - Net Revenue % 5.4% n/a n/a n/a 5.4% COST OF SALES 4.4 0.0 0.0 0.0 4.4 - Employment Expense 2.3 0.0 0.7 0.0 3.1 - Marketing & Sales Expense 1.6 0.0 0.0 0.0 1.6 - Product & Technology Expense 0.0 0.0 0.0 1.3 1.3 - Administration & Other Expense 0.7 0.0 2.2 0.0 2.8 TOTAL OPERATING EXPENSES 9.0 0.0 2.9 1.3 13.2 EBITDA 1.1 0.0 - 2.9 - 1.3 - 3.1

ANNUAL REPORTS PLAYUP ISSUES YEARLY FINANCIAL STATEMENTS THAT ARE INDEPENDENTLY AUDITED TO AUSTRALIAN ACCOUNTING STANDARDS. • Contents of Annual Reports Our annual reports (below) include independently audited financial statements and directors report. • Basis of preparation: For Australian purposes only, our general - purpose financial statements included in our annual reports have been prepared in accordance with Australian Accounting Standards and the Corporations Act 2001. They are audited in accordance with Australian Auditing Standards. © PlayUp 2022 29

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